Exhibit 99.3

                    SECOND MODIFICATION AGREEMENT

                       FREDERICK M. FRIEDMAN
                       ---------------------

    This Modification Agreement (this "Agreement") is made as of April 1, 2004 by and between JEH/EAGLE SUPPLY, INC. (formerly JEH/ACQUISITION CORP.), a Delaware Corporation having a place of business at 2500 U.S. 287, Mansfield, Texas ("JEH"), EAGLE SUPPLY, INC., a Florida corporation having a place of business at 1451 Channelside Drive, Tampa, Florida ("Eagle Supply"), EAGLE SUPPLY GROUP, INC., a Delaware corporation having an office located at 122 East 42nd Street, New York, N.Y. ("ESG"), with JEH, Eagle Supply and ESG referred to collectively hereinafter as the "Employer," and FREDERICK M. FRIEDMAN, an individual residing at 911 Park Avenue, New York, N.Y. (the "Executive").

     WHEREAS, JEH previously entered into a written employment agreement with the Executive dated as of the 1st day of July, 1997 (the "JEH Agreement"); and

     WHEREAS, the JEH Agreement was amended pursuant to a First
Amendment effective as of the 30th day of April, 1998, and pursuant to a Second Amendment effective as of the first day of November, 1999; and

     WHEREAS, the Executive previously entered into a written employment agreement with Eagle Supply and ESG dated as of the 17th day of March 1999 (the "Eagle Supply/ESG Agreement"); and

     WHEREAS, the Eagle Supply/ESG Agreement was amended pursuant to a First Amendment effective as of the 1st day of November, 1999; and

     WHEREAS, the parties executed an Amended, Restated and Consolidated Employment Agreement made as of November 1, 2001 (the "Restated Agreement"); and
     WHEREAS, the parties executed a Modification Agreement made as of January 1, 2003 (the "First Modification Agreement"); and

     WHEREAS, the parties hereto, consisting of all of the parties to the aforesaid employment agreements, now desire to amend the terms and conditions of the Restated Agreement and, as applicable, the First Modification Agreement under which the Executive will continue to be employed by ESG, Eagle Supply, and JEH in the capacities of Executive Vice President, Treasurer, Secretary, and Chief Financial Officer, and to render services to them as may be required, consistent with his employment as hereinafter set forth; and

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

      WHEREAS, Employer acknowledges that Executive is a party to an employment agreement with TDA Industries, Inc. which has been assumed by Pemberton Services Corp.; and

     WHEREAS, the parties acknowledge the accuracy of the foregoing recitals and incorporate all of the same into this Agreement as terms and conditions hereof;

     NOW, THEREFORE, in consideration of the promises and mutual representations, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The provisions of paragraph 2 of the Restated Agreement are hereby modified so that the term of that agreement is hereby extended for a period of six months to end on December 31, 2006.

     2. The provisions of paragraph 4(D) of the Restated Agreement and paragraph 2 of the First Modification Agreement are hereby modified so that the annual Basic Bonus (as defined in the Restated Agreement) is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2004 and the amount payable on such annual Basic Bonus for the next fiscal year, due to end on June 30, 2005, is limited to One Hundred
Thousand ($100,000) Dollars.

     3. The provisions of paragraph 4(E) of the Restated Agreement are hereby modified so that the annual Performance Bonus (as defined in that agreement) is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2004.

     4. The provisions of paragraphs 4(D) and 4(E) of the Restated Agreement are hereby modified with respect to fiscal years ending June 30, 2004 and June 30, 2005 to increase the minimum level of defined EBIT (as defined in paragraph 4(D) of the Restated Agreement) to $7.5 million in determining any Basic Bonus or Performance Bonus, both as defined in paragraphs 4(D) and 4(E), respectively, of the Restated Agreement.

     5. Except as expressly modified herein, all terms and conditions of the Restated Agreement and the First Modification
Agreement remain unchanged and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



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




                                    JEH/EAGLE SUPPLY, INC.



                                    By:/S/ Douglas P. Fields
                                       ---------------------



                                    EAGLE SUPPLY, INC.


                                    By:/S/ Douglas P. Fields
                                       ---------------------



                                    EAGLE SUPPLY GROUP, INC.



                                    By:/S/ Douglas P. Fields
                                       ---------------------


                                    /S/ Frederick  M. Friedman
                                    ----------------------------
                                        FREDERICK M. FRIEDMAN



                                    Date: 6/30/04
                                         -----------------------


APPROVED AND CONSENTED TO:          PEMBERTON SERVICES CORP.



                                    By:/S/ Douglas P. Fields
                                       ---------------------


APPROVED AND CONSENTED TO:          TDA INDUSTRIES, INC.



                                    By:/S/ Douglas P. Fields
                                       ---------------------



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